MAA	July 31, 2013	Supplemental Data S-1

MULTIFAMILY COMMUNITIES AND UNITS

Dollars in thousands

MULTIFAMILY COMMUNITIES

	Number of Units					Number of Communities
	2013		2012			2013		2012
	Jun 30 (1)	Mar 31	Dec 31	Sept 30	Jun 30	Jun 30 (2)	Mar 31	Dec 31	Sept 30	Jun 30
Same store communities	41,682	41,682	40,609	40,609	40,609	138	138	136	136	136
Stabilized non-same store communities	4,969	5,697	6,460	6,700	6,206	18	21	22	23	24
Development communities	564	774	774	1,220	1,220	2	2	2	3	3
Lease-up communities	1,210	740	740	-	-	3	2	2	-	-
Wholly-owned communities	48,425	48,893	48,583	48,529	48,035	161	163	162	162	163
Joint venture communities	1,156	1,472	1,782	1,782	1,782	4	5	6	6	6
Total Multifamily communities	49,581	50,365	50,365	50,311	49,817	165	168	168	168	169

(1) The Number of Units for Development Communities includes 468 units which have not yet been delivered and are unavailable for occupancy.	(2) The Number of Communities for Development Communities excludes one development which is a phase II to an existing community.

DEVELOPMENT PIPELINE

0.9% of Multifamily Gross Assets

		Units as of June 30, 2013
		Total to	Available			Estimated Cost		Cost	Construction		Initial	Expected
	MSA	be Built	to Occupy	Occupied	Leased	Total	per Unit	to Date	Start	Finish	Occupancy	Stabilized
River's Walk	Charleston	270	96	72	145	$33,400	$124	$27,100	1Q12	4Q13	2Q13	4Q14
220 Riverside	Jacksonville	294	-	-	-	$40,400	$137	$10,700	4Q12	4Q14	3Q14	4Q15
Total		564	96	72	145	$73,800	$131	$37,800

LEASE-UP COMMUNITIES
4.1% of Multifamily Gross Assets		As of June 30, 2013
		Total	Percent	Estimated Cost		Cost	Construction	Expected
	MSA	Units	Occupied	Total	per Unit	to Date	Finished	Stabilized
Ridge at Chenal Valley	Little Rock	312	89%	$29,200	$94	$29,100	3Q12	4Q13
Cool Springs	Nashville	428	90%	$56,400	$132	$56,300	4Q12	4Q13
1225 South Church Phase II	Charlotte	210	57%	$27,500	$131	$27,100	2Q13	1Q14
Station Square at Cosner's Corner	Fredericksburg	260	79%	N/A	N/A	N/A	N/A	4Q13
Total		1,210	82%	$113,100	$119	$112,500

DEVELOPMENT AND LEASE-UP OPERATING DATA

	2013		2012
	Jun 30	Mar 31	Dec 31	Sept 30	Jun 30
Revenue from development communities	$99	$48	$2	$1,649	$771
Revenue from lease-up communities	3,406	2,422	2,139	-	-
Total development and lease-up revenues	3,505	2,470	2,141	1,649	771

Operating expenses from development communities	111	85	7	593	379
Operating expenses from lease-up communities	1,109	828	618	-	-
Total development and lease-up operating expenses	1,220	913	625	593	379

Total development and lease-up NOI	$2,285	$1,557	$1,516	$1,056	$392
Number of communities represented (3)	5	4	4	3	3

(3)	The Number of Communities Represented excludes one development community which is a phase II to an existing community; however, values for the phase are included in the table.

MAA	July 31, 2013	Supplemental Data S-2

MULTIFAMILY COMMUNITY STATISTICS

Dollars in thousands except Average Effective Rent

							Average
							Effective
			As of June 30, 2013				Rent for the
					Percent to		Three Months
			Completed	Gross	Total of Gross	Physical	Ended
			Units	Real Assets	Real Assets	Occupancy	Jun 30, 2013

Dallas, TX			4,810	$361,458	9.3%	95.8%	$912.26
Atlanta, GA			2,998	$303,544	7.8%	95.5%	$951.03
Jacksonville, FL			3,322	$245,301	6.3%	96.5%	$875.71
Nashville, TN			2,779	$229,141	5.9%	97.4%	$914.06
Houston, TX			2,909	$222,436	5.8%	96.5%	$917.27
Austin, TX			2,255	$179,744	4.7%	96.8%	$949.03
Raleigh/Durham, NC			1,549	$160,314	4.1%	95.7%	$947.04
Tampa, FL			1,786	$130,861	3.4%	96.5%	$950.30
Phoenix, AZ			1,024	$115,803	3.0%	94.2%	$787.40
Orlando, FL			682	$65,585	1.7%	94.6%	$932.32
South Florida			480	$56,093	1.5%	94.0%	$1,406.34
Charlotte, NC			196	$27,332	0.7%	95.4%	$1,204.11
Large Markets			24,790	$2,097,612	54.2%	96.1%	$928.37

Memphis, TN			3,305	$195,092	5.0%	96.4%	$770.04
San Antonio, TX			1,176	$112,206	2.9%	96.1%	$987.50
Greenville, SC			1,748	$92,559	2.4%	96.2%	$689.35
Columbus, GA			1,509	$86,646	2.2%	93.8%	$761.59
Little Rock, AR			1,056	$79,521	2.1%	95.1%	$826.22
Savannah, GA			782	$72,694	1.9%	95.5%	$926.77
Jackson, MS			1,241	$67,138	1.7%	96.9%	$804.89
Lexington, KY			924	$65,632	1.7%	96.2%	$788.79
Norfolk, Hampton, VA Beach, VA			536	$55,489	1.4%	95.9%	$1,071.63
Kansas City, MO			323	$52,168	1.4%	96.9%	$1,193.74
Tallahassee, FL			604	$46,334	1.2%	96.2%	$916.08
Augusta, GA/Aiken, SC			912	$45,568	1.2%	95.7%	$697.62
Birmingham, AL			440	$44,243	1.1%	97.0%	$1,009.84
Charleston, SC			488	$44,165	1.1%	97.5%	$1,003.79
Chattanooga, TN			943	$43,668	1.1%	96.1%	$739.16
Richmond, VA			300	$42,093	1.1%	97.0%	$1,237.06
Macon, GA			694	$42,097	1.1%	96.5%	$749.28
All Other Secondary Markets by State (individual markets <$40MM gross real assets)
Florida			1,874	$126,126	3.3%	96.7%	$807.59
Georgia			1,073	$63,301	1.6%	97.1%	$703.00
Alabama			752	$48,480	1.3%	94.4%	$741.02
Virginia			232	$39,273	1.0%	96.1%	$1,365.10
Tennessee			665	$38,002	1.0%	94.1%	$694.36
South Carolina			576	$34,414	0.9%	94.8%	$755.35
Kentucky			624	$33,704	0.9%	95.4%	$772.40
North Carolina			240	$9,675	0.2%	94.6%	$580.82
Secondary Markets			23,017	$1,580,288	40.8%	96.0%	$813.19

Subtotal			47,807	$3,677,900	95.0%	96.1%	$872.91

		Total
		Units
Nashville, TN	Large	428	428	$56,321	1.5%	90.0%	$1,456.79
Charleston, SC	Secondary	270	96	$27,049	0.7%	76.6%	$891.93
Little Rock, AR	Secondary	312	312	$29,183	0.8%	88.8%	$1,023.14
Charlotte, NC	Large	210	210	$27,068	0.7%	57.1%	$1,076.12
Jacksonville, FL	Large	294	-	$9,591	0.2%	N/A	N/A
Fredericksburg, VA	Secondary	260	260	$44,297	1.1%	79.2%	$1,131.43
Lease-up and Development		1,774	1,306	$193,509	5.0%	81.3%	$1,185.69

Total Multifamily Communities		49,581	49,113	$3,871,409	100.0%	95.7%	$881.23

MAA	July 31, 2013	Supplemental Data S-3

SAME STORE SUMMARY

Dollars in thousands

	Comparison to Prior Year
			Percent			Percent
	2Q13	2Q12	Change	YTD 2013	YTD 2012	Change
Revenues	$115,684	$110,803	4.4%	$229,729	$219,704	4.6%
Expense	46,742	45,446	2.9%	91,983	90,436	1.7%
NOI	$68,942	$65,357	5.5%	$137,746	$129,268	6.6%

	Comparison to Prior Quarter
			Percent
	2Q13	1Q13	Change
Revenues	$115,684	$114,045	1.4%
Expense	46,742	45,241	3.3%
NOI	$68,942	$68,804	0.2%

	Percent Change From
	Prior Year			Prior Quarter
	1Q13	2Q13	YTD13	1Q13	2Q13
Revenues	4.7%	4.4%	4.6%	0.7%	1.4%
Expense	0.6%	2.9%	1.7%	0.1%	3.3%
NOI	7.7%	5.5%	6.6%	1.1%	0.2%

NOI BRIDGE

Dollars in thousands

	Three Months Ended			Six Months Ended
	6/30/13	3/31/13	6/30/12	6/30/13	6/30/12
NOI
Large market same store	$37,793	$37,755	$35,376	$75,548	$69,975
Secondary market same store	31,149	31,049	29,981	62,198	59,293
Total same store	68,942	68,804	65,357	137,746	129,268
Non-same store	12,722	11,609	8,037	24,331	13,642
Total NOI	81,664	80,413	73,394	162,077	142,910
Held for sale NOI included above	(1,446)	(1,743)	(3,319)	(3,189)	(6,775)
Management fee income	142	177	209	319	478
Depreciation and amortization	(32,730)	(32,676)	(30,246)	(65,406)	(59,228)
Acquisition expense	(489)	(10)	(865)	(499)	(231)
Property management expenses	(5,446)	(5,331)	(5,570)	(10,777)	(11,024)
General and administrative expenses	(3,389)	(3,239)	(3,462)	(6,628)	(6,909)
Merger related expenses	(5,737)	-	-	(5,737)	-
Interest and other non-property income	23	47	112	70	254
Interest expense	(15,271)	(15,635)	(14,073)	(30,906)	(28,058)
(Loss) gain on debt extinguishment	-	(169)	(15)	(169)	5
Amortization of deferred financing costs	(803)	(804)	(869)	(1,607)	(1,640)
Net casualty gain (loss) and other settlement proceeds	439	16	2	455	(2)
Loss on sale of non-depreciable or non-real estate assets	-	-	(3)	-	(3)
Gain (loss) from real estate joint ventures	47	54	(67)	101	(98)
Discontinued operations	44,024	905	14,244	44,929	24,861
Net income attributable to noncontrolling interests	(1,939)	(825)	(1,312)	(2,764)	(2,490)
Net income attributable to MAA	$59,089	$21,180	$28,160	$80,269	$52,050

MAA	July 31, 2013	Supplemental Data S-4

CURRENT PERIOD SAME STORE DETAILS

Dollars in thousands except Average Effective Rent per Unit and Average Total Revenue per Occupied Unit

SAME STORE CURRENT PERIOD ACTUALS As of June 30, 2013, unless otherwise noted

		Three Months Ended June 30, 2013
					Average	Average		Average
					Effective	Total Revenue	Average	Daily	Period End	Twelve
					Rent	per Occupied	Economic	Physical	Physical	Month
	Units	Revenue	Expense	NOI	per Unit	Unit	Occupancy	Occupancy	Occupancy	Turn Rate
Large Markets
Dallas, TX	4,560	$13,460	$5,544	$7,916	$912.33	$1,031.58	93.9%	95.4%	95.8%	57.2%
Jacksonville, FL	3,202	$8,903	$3,441	$5,462	$882.14	$967.60	94.1%	95.8%	96.4%	55.0%
Nashville, TN	2,779	$8,275	$3,092	$5,183	$914.06	$1,036.39	94.1%	95.8%	97.4%	58.8%
Atlanta, GA	2,109	$6,080	$2,426	$3,654	$871.21	$1,013.57	93.2%	94.8%	96.3%	52.3%
Houston, TX	2,281	$6,763	$3,046	$3,717	$905.46	$1,028.17	94.1%	96.1%	96.5%	60.5%
Raleigh/Durham, NC	1,549	$4,744	$1,646	$3,098	$947.04	$1,074.51	93.9%	95.0%	95.7%	54.3%
Austin, TX	1,776	$5,367	$2,451	$2,916	$904.16	$1,044.38	95.3%	96.5%	96.6%	56.1%
Phoenix, AZ	1,024	$2,648	$1,195	$1,453	$787.40	$910.85	92.7%	94.6%	94.2%	63.2%
Tampa, FL	1,552	$4,766	$1,975	$2,791	$931.93	$1,071.76	94.3%	95.5%	96.8%	48.1%
South Florida	480	$2,032	$832	$1,200	$1,406.34	$1,498.39	91.6%	94.2%	94.0%	48.1%
Orlando, FL	288	$682	$279	$403	$792.31	$839.27	90.3%	94.0%	93.1%	50.0%
Large Markets Total	21,600	$63,720	$25,927	$37,793	$910.02	$1,029.63	93.9%	95.5%	96.2%	56.0%

Secondary Markets
Memphis, TN	3,305	$8,126	$3,319	$4,807	$770.04	$862.84	92.6%	95.0%	96.4%	53.3%
Greenville, SC	1,748	$3,983	$1,672	$2,311	$689.35	$793.13	94.1%	95.8%	96.2%	58.0%
Little Rock, AR	1,056	$2,682	$1,028	$1,654	$826.22	$903.75	92.5%	93.7%	95.1%	53.3%
Savannah, GA	782	$2,284	$830	$1,454	$926.77	$1,033.94	92.7%	94.1%	95.5%	64.2%
Jackson, MS	1,241	$3,280	$1,225	$2,055	$804.89	$913.58	94.3%	96.4%	96.9%	57.0%
Lexington, KY	924	$2,266	$886	$1,380	$788.79	$863.49	92.2%	94.7%	96.2%	58.9%
Columbus, GA	1,008	$2,642	$1,070	$1,572	$828.50	$950.10	89.4%	92.0%	91.6%	68.4%
San Antonio, TX	740	$2,175	$1,025	$1,150	$911.25	$1,017.06	94.8%	96.3%	96.1%	75.3%
Birmingham, AL	440	$1,450	$577	$873	$1,009.84	$1,145.09	93.6%	95.9%	97.0%	61.8%
Charleston, SC	488	$1,604	$600	$1,004	$1,003.79	$1,135.51	95.5%	96.4%	97.5%	62.3%
Chattanooga, TN	943	$2,356	$1,111	$1,245	$739.16	$875.83	93.8%	95.1%	96.1%	58.9%
Richmond, VA	300	$1,146	$327	$819	$1,237.06	$1,333.09	93.3%	95.5%	97.0%	53.7%
Fredericksburg, VA	232	$983	$284	$699	$1,365.10	$1,488.99	94.1%	94.9%	96.1%	49.6%
Gainesville, FL	468	$1,377	$489	$888	$933.35	$1,025.95	93.9%	95.6%	98.3%	44.9%
Jackson, TN	665	$1,472	$690	$782	$694.36	$772.02	93.6%	95.5%	94.1%	62.0%
Columbia, SC	576	$1,433	$664	$769	$755.35	$872.68	91.4%	95.0%	94.8%	59.7%
Augusta, GA/Aiken, SC	640	$1,502	$657	$845	$727.67	$831.85	92.4%	94.1%	95.3%	63.9%
Huntsville, AL	544	$1,270	$551	$719	$725.37	$832.75	89.7%	93.4%	93.9%	57.9%
Warner Robins, GA	504	$1,237	$468	$769	$740.09	$859.95	92.0%	95.1%	97.0%	57.5%
All Other Secondary Markets by State (individual markets <$30MM gross real assets)
Florida	1,710	$4,370	$1,721	$2,649	$779.92	$887.07	93.9%	96.0%	96.2%	58.9%
Kentucky	624	$1,492	$499	$993	$772.40	$846.83	92.5%	94.1%	95.4%	56.9%
Georgia	400	$955	$383	$572	$733.03	$838.70	92.2%	94.8%	97.8%	54.0%
Virginia	296	$887	$324	$563	$933.83	$1,055.05	90.3%	94.7%	95.9%	66.9%
Alabama	208	$532	$229	$303	$781.97	$890.39	94.3%	95.8%	95.7%	53.8%
North Carolina	240	$460	$186	$274	$580.82	$704.15	89.3%	90.7%	94.6%	64.6%
Secondary Markets Total	20,082	$51,964	$20,815	$31,149	$804.58	$908.19	92.9%	95.0%	95.9%	58.6%
Total Same Store	41,682	$115,684	$46,742	$68,942	$859.22	$971.29	93.4%	95.2%	96.0%	57.2%

MAA	July 31, 2013	Supplemental Data S-5

SAME STORE GROWTH DETAILS

SAME STORE PERCENT CHANGE TO THREE MONTHS ENDED JUNE 30, 2013

FROM THREE MONTHS ENDED MARCH 31, 2013 (PRIOR QUARTER) AND THREE MONTHS ENDED JUNE 30, 2012 (PRIOR YEAR)

							Quarterly Average		Period End
	Revenue		Expense		NOI		Effective Rent		Physical Occupancy
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Large Markets
Dallas, TX	0.8%	4.8%	1.4%	1.6%	0.4%	7.2%	1.2%	5.2%	-0.3%	-0.1%
Jacksonville, FL	1.2%	5.2%	4.7%	0.4%	-1.0%	8.4%	1.7%	4.5%	-0.8%	-0.1%
Nashville, TN	2.8%	6.5%	7.0%	-0.1%	0.5%	10.8%	1.6%	7.0%	1.6%	0.2%
Atlanta, GA	3.5%	4.4%	-1.2%	3.1%	6.8%	5.3%	0.6%	3.5%	2.4%	2.2%
Houston, TX	1.9%	6.6%	5.3%	7.6%	-0.7%	5.7%	1.7%	6.2%	0.4%	-1.1%
Raleigh/Durham, NC	0.9%	5.4%	3.8%	2.2%	-0.6%	7.2%	1.7%	5.0%	-0.1%	-1.2%
Austin, TX	1.7%	9.1%	4.8%	11.1%	-0.7%	7.6%	2.0%	7.2%	-0.7%	-0.2%
Phoenix, AZ	0.2%	3.2%	7.8%	5.8%	-5.3%	1.3%	-0.1%	1.7%	-1.8%	0.0%
Tampa, FL	1.5%	4.5%	3.5%	-0.9%	0.2%	8.6%	1.3%	4.1%	0.8%	1.3%
South Florida	2.3%	1.1%	9.9%	15.1%	-2.4%	-6.7%	1.2%	4.5%	-1.5%	-1.5%
Orlando, FL	-0.1%	0.1%	8.1%	-0.7%	-5.2%	0.8%	0.8%	4.4%	-2.4%	-2.4%
Large Markets Total	1.6%	5.3%	3.9%	3.3%	0.1%	6.8%	1.4%	5.2%	0.1%	0.0%

Secondary Markets
Memphis, TN	-0.1%	1.8%	-8.3%	-4.6%	6.5%	6.8%	1.0%	2.3%	-0.6%	0.1%
Greenville, SC	2.2%	6.0%	3.1%	3.9%	1.4%	7.6%	1.7%	4.4%	-0.2%	0.9%
Little Rock, AR	-0.3%	1.3%	-0.7%	4.6%	-0.1%	-0.7%	0.4%	2.6%	-0.1%	-1.8%
Savannah, GA	1.3%	3.4%	7.2%	-1.1%	-1.8%	6.2%	0.6%	2.9%	0.9%	-0.4%
Jackson, MS	2.9%	5.6%	5.8%	2.0%	1.2%	7.8%	2.2%	3.7%	-0.2%	1.3%
Lexington, KY	1.8%	2.9%	12.4%	5.7%	-4.0%	1.1%	0.8%	4.9%	1.6%	0.5%
Columbus, GA	0.0%	1.1%	4.5%	1.5%	-2.8%	0.8%	-0.6%	-0.9%	-3.8%	-2.3%
San Antonio, TX	3.2%	3.9%	20.6%	20.0%	-8.5%	-7.3%	1.4%	0.2%	-1.6%	0.5%
Birmingham, AL	5.5%	-0.1%	3.6%	4.2%	6.7%	-2.7%	2.6%	-0.9%	0.5%	-0.2%
Charleston, SC	2.1%	5.2%	10.7%	5.3%	-2.4%	5.1%	0.6%	4.0%	2.0%	2.7%
Chattanooga, TN	0.8%	3.6%	14.9%	13.9%	-9.2%	-4.2%	0.7%	4.3%	0.5%	-1.0%
Richmond, VA	3.5%	5.1%	-1.8%	4.5%	5.8%	5.4%	0.9%	3.9%	3.3%	3.0%
Fredericksburg, VA	1.9%	7.8%	3.6%	10.9%	1.2%	6.6%	0.3%	5.5%	2.6%	-0.9%
Gainesville, FL	1.8%	4.4%	-0.4%	-7.2%	3.0%	12.1%	1.1%	3.5%	2.6%	0.9%
Jackson, TN	1.2%	3.6%	0.3%	-0.7%	2.0%	7.7%	1.5%	3.7%	-3.0%	-0.2%
Columbia, SC	2.1%	4.6%	-1.3%	4.7%	5.3%	4.5%	2.1%	4.8%	-0.9%	-0.2%
Augusta, GA/Aiken, SC	0.9%	0.3%	3.3%	3.8%	-0.8%	-2.3%	0.8%	1.1%	1.3%	-0.6%
Huntsville, AL	-1.0%	1.3%	5.2%	7.0%	-5.3%	-2.7%	1.9%	3.5%	-0.4%	-1.3%
Warner Robins, GA	-1.0%	1.0%	0.0%	-2.9%	-1.5%	3.5%	-0.1%	-0.2%	0.4%	2.6%
All Other Secondary Markets by State (individual markets <$30MM gross real assets)
Florida	2.6%	5.5%	0.6%	1.4%	3.9%	8.4%	1.6%	3.4%	-1.1%	1.9%
Kentucky	0.7%	3.4%	1.4%	-3.1%	0.4%	7.0%	1.6%	5.5%	0.5%	-1.6%
Georgia	-1.1%	4.3%	3.5%	-4.3%	-4.0%	10.9%	0.7%	2.4%	0.5%	1.0%
Virginia	-1.9%	1.5%	0.3%	4.2%	-3.1%	0.0%	1.1%	2.3%	-0.3%	-0.3%
Alabama	0.9%	-0.7%	18.0%	14.5%	-9.0%	-9.8%	0.2%	0.8%	-1.9%	-2.9%
North Carolina	-3.4%	1.1%	3.3%	-7.9%	-7.4%	8.3%	-2.9%	-0.5%	2.9%	-2.5%
Secondary Markets Total	1.2%	3.3%	2.6%	2.4%	0.3%	3.9%	1.1%	2.8%	-0.2%	0.1%
Total Same Store	1.4%	4.4%	3.3%	2.9%	0.2%	5.5%	1.2%	4.1%	0.0%	0.1%

MAA	July 31, 2013	Supplemental Data S-6

SAME STORE YEAR TO DATE

Dollars in thousands except Average Effective Rent

SAME STORE YEAR TO DATE ACTUALS

						Percent Change From
		Six Months Ended June 30, 2013				Six Months Ended June 30, 2012
					Average				Average
					Effective				Effective
	Units	Revenue	Expense	NOI	Rent	Revenue	Expense	NOI	Rent
Large Markets
Dallas, TX	4,560	$26,816	$11,012	$15,804	$907.09	5.7%	0.8%	9.5%	5.7%
Jacksonville, FL	3,202	$17,704	$6,727	$10,977	$874.71	5.1%	0.2%	8.3%	4.2%
Nashville, TN	2,779	$16,322	$5,981	$10,341	$906.69	6.3%	1.0%	9.7%	7.2%
Atlanta, GA	2,109	$11,956	$4,882	$7,074	$868.61	3.3%	4.4%	2.5%	3.9%
Houston, TX	2,281	$13,400	$5,938	$7,462	$898.06	6.8%	3.4%	9.7%	6.2%
Raleigh/Durham, NC	1,549	$9,445	$3,231	$6,214	$939.20	6.6%	1.4%	9.6%	5.4%
Austin, TX	1,776	$10,643	$4,790	$5,853	$895.40	9.6%	6.9%	12.0%	7.6%
Phoenix, AZ	1,024	$5,292	$2,304	$2,988	$787.63	3.8%	2.1%	5.2%	2.8%
Tampa, FL	1,552	$9,461	$3,884	$5,577	$926.11	4.3%	0.5%	7.1%	4.4%
South Florida	480	$4,019	$1,589	$2,430	$1,398.12	1.7%	9.4%	-2.8%	4.5%
Orlando, FL	288	$1,365	$537	$828	$789.22	-0.2%	-1.5%	0.6%	4.9%
Large Markets Total	21,600	$126,423	$50,875	$75,548	$903.92	5.6%	2.2%	8.0%	5.4%

Secondary Markets
Memphis, TN	3,305	$16,259	$6,939	$9,320	$766.27	2.3%	-1.9%	5.7%	2.7%
Greenville, SC	1,748	$7,882	$3,293	$4,589	$683.64	5.6%	2.1%	8.3%	4.8%
Little Rock, AR	1,056	$5,373	$2,063	$3,310	$824.42	1.8%	4.9%	-0.1%	2.7%
Savannah, GA	782	$4,538	$1,604	$2,934	$923.83	3.1%	-4.8%	8.0%	3.9%
Jackson, MS	1,241	$6,469	$2,383	$4,086	$796.15	4.7%	1.7%	6.5%	3.6%
Lexington, KY	924	$4,492	$1,674	$2,818	$785.56	3.4%	-0.2%	5.7%	5.4%
Columbus, GA	1,008	$5,283	$2,094	$3,189	$831.03	0.9%	0.0%	1.6%	0.5%
San Antonio, TX	740	$4,282	$1,875	$2,407	$905.18	3.6%	8.6%	0.0%	0.5%
Birmingham, AL	440	$2,825	$1,134	$1,691	$997.13	0.2%	5.3%	-2.9%	-0.2%
Charleston, SC	488	$3,175	$1,142	$2,033	$1,000.75	4.4%	-0.3%	7.3%	4.0%
Chattanooga, TN	943	$4,694	$2,078	$2,616	$736.75	4.5%	7.0%	2.6%	4.9%
Richmond, VA	300	$2,253	$660	$1,593	$1,231.25	5.5%	4.3%	6.1%	4.4%
Fredericksburg, VA	232	$1,948	$558	$1,390	$1,363.11	6.8%	7.1%	6.7%	6.0%
Gainesville, FL	468	$2,730	$980	$1,750	$928.12	4.2%	-7.0%	11.7%	3.6%
Jackson, TN	665	$2,927	$1,378	$1,549	$689.08	3.6%	1.0%	6.2%	4.0%
Columbia, SC	576	$2,836	$1,337	$1,499	$747.71	3.9%	5.3%	2.7%	4.6%
Augusta, GA/Aiken, SC	640	$2,990	$1,293	$1,697	$724.74	0.4%	1.7%	-0.5%	1.2%
Huntsville, AL	544	$2,553	$1,075	$1,478	$718.64	3.5%	3.9%	3.3%	3.0%
Warner Robins, GA	504	$2,486	$936	$1,550	$740.48	0.8%	-1.4%	2.2%	0.8%
All Other Secondary Markets by State (individual markets <$30MM gross real assets)
Florida	1,710	$8,631	$3,432	$5,199	$773.72	4.7%	0.8%	7.5%	3.6%
Kentucky	624	$2,973	$991	$1,982	$766.38	4.4%	-2.0%	7.8%	5.6%
Georgia	400	$1,921	$753	$1,168	$730.44	6.3%	-4.9%	15.1%	2.3%
Virginia	296	$1,791	$647	$1,144	$928.55	2.1%	3.9%	1.1%	2.6%
Alabama	208	$1,059	$423	$636	$781.33	-1.6%	4.4%	-5.2%	1.1%
North Carolina	240	$936	$366	$570	$589.39	1.7%	-3.9%	5.8%	1.8%
Secondary Markets Total	20,082	$103,306	$41,108	$62,198	$800.37	3.3%	1.1%	4.9%	3.2%
Total Same Store	41,682	$229,729	$91,983	$137,746	$854.03	4.6%	1.7%	6.6%	4.4%

MAA	July 31, 2013	Supplemental Data S-7

EBITDA AND BALANCE SHEET RATIOS

Dollars in thousands

	Three Months
	Ended
	June 30,	Trailing
	2013	4 Quarters
Net income attributable to MAA	$59,089	$133,442
Depreciation and amortization	32,730	129,329
Interest expense	15,271	61,194
Loss on debt extinguishment	-	828
Amortization of deferred financing costs	803	3,519
Net casualty gain and other settlement proceeds	(435)	(551)
Gain on sale of non-depreciable or non-real estate assets	-	(48)
Depreciation of discontinued operations	466	3,242
Gain on sale of discontinued operations	(43,121)	(62,374)
EBITDA	$64,803	$268,581

	Three Months Ended
	June 30,
	2013		2012
EBITDA/Debt Service	3.88	x	4.13	x
Fixed Charge Coverage (1)	4.24	x	4.41	x
Total Debt/Total Capitalization (2)	36.0%		35.2%
Total Debt/Total Gross Assets	43.4%		44.1%
Total Net Debt (3)/Total Gross Assets	43.2%		43.5%
Total Net Debt (3)/EBITDA	6.27	x	6.71	x
Unencumbered Assets/Total Gross Assets	56.4%		48.6%

(1)	Fixed charge coverage represents EBITDA divided by interest expense and any preferred dividends.
(2)	Total Capitalization equals the number of shares of common stock and units at period end times the closing stock price at period end plus total debt outstanding.
(3)	Total Net Debt equals Total Debt less Cash and Cash Equivalents.

CREDIT RATINGS

	Rating	Outlook
Fitch Ratings (4)	BBB	Stable
Moody's Investors Service (5)	Baa2	Stable
Standard & Poor's Ratings Services (4)	BBB	Stable

(4)	Corporate credit rating assigned to Mid-America Apartment Communities, Inc. and its primary operating partnership, Mid-America Apartments, LP.
(5)	Corporate credit rating assigned to Mid-America Apartments, LP, the primary operating partnership of Mid-America Apartment Communities, Inc.

MAA	July 31, 2013	Supplemental Data S-8
DEBT AS OF JUNE 30, 2013
Dollars in thousands

SUMMARY OF OUTSTANDING INTEREST RATE MATURITIES

		Average
		Years
	Principal	to Rate	Effective
	Balance	Maturity	Rate
Secured Debt
Conventional - Fixed Rate or Swapped	$722,759	3.8	4.9%
Conventional - Variable Rate - Capped (1)(2)	213,136	2.7	0.9%
Tax-free - Variable Rate - Capped (1)	89,615	3.1	0.9%
Total Secured Fixed or Hedged Rate Debt	1,025,510	3.5	3.7%
Conventional - Variable Rate	81,031	0.2	0.7%
Total Secured Debt	1,106,541	3.3	3.5%
Unsecured Debt
Fixed Rate or Swapped	460,000	6.6	3.8%
Variable Rate	125,000	0.1	1.4%
Total Unsecured Debt	585,000	5.2	3.3%
Total Debt	$1,691,541	4.0	3.5%

Total Fixed or Hedged Debt	$1,485,510	4.5	3.8%

(1)	The effective rate represents the average rate on the underlying variable debt unless the cap rates are reached, which average 4.6% of LIBOR for conventional caps and 5.4% of SIFMA for tax-free caps.

(2)	Includes a $15 million mortgage with an embedded cap at a 7% all-in interest rate.

OTHER SUMMARIES

			Effective	Years to
		Percent of	Interest	Rate
Floating Versus Fixed Rate or Hedged Debt	Balance	Total	Rate	Maturity
Fixed rate or swapped debt	$1,182,759	69.9%	4.5%	4.9
Capped debt	302,751	17.9%	0.9%	2.8
Floating (unhedged) debt	206,031	12.2%	1.2%	0.1
Total	$1,691,541	100.0%	3.5%	4.0

			Effective	Years to
		Percent of	Interest	Contract
Secured Versus Unsecured Debt	Balance	Total	Rate	Maturity
Unsecured debt	$585,000	34.6%	3.3%	5.7
Secured debt	1,106,541	65.4%	3.5%	5.0
Total	$1,691,541	100.0%	3.5%	5.2

	Total	Percent of	2Q13	Percent of
Unencumbered Versus Encumbered Assets	Cost	Total	NOI	Total
Unencumbered gross assets	$2,200,937	56.4%	$43,304	53.1%
Encumbered gross assets	1,698,578	43.6%	38,185	46.9%
Total	$3,899,515	100.0%	$81,489	100.0%

MAA	July 31, 2013	Supplemental Data S-9
DEBT AS OF JUNE 30, 2013 continued
Dollars in thousands

OUTSTANDING BALANCES

				Average
	Available		Remaining	Years to
	Credit	Amount	Available	Contract
	Limit	Borrowed	Capacity	Maturity
Fannie Mae Credit Facilities	$529,335	$504,335	$25,000	5.9
Freddie Mac Credit Facilities	198,247	198,247	$-	1.0
Other Secured Borrowings	403,959	403,959	$-	5.8
Unsecured Credit Facility	323,637	125,000	$198,637	2.3
Other Unsecured Debt	460,000	460,000	$-	6.6
Term Loan	250,000	-	$250,000	1.0
Total Debt	$2,165,178	$1,691,541	$473,637	5.2

DEBT MATURITIES OF OUTSTANDING BALANCES

	Credit Facility Amounts Borrowed
	Secured		Unsecured	Other	Other
Maturity	Fannie Mae	Freddie Mac	Facility	Secured	Unsecured	Term Loan	Total
2013	$-	$-	$-	$-	$-	$-	$-
2014	53,720	198,247	-	34,876	-	-	$286,843
2015	120,000	-	125,000	35,187	-	-	$280,187
2016	80,000	-	-	15,200	-	-	$95,200
2017	80,000	-	-	60,180	168,000	-	$308,180
Thereafter	170,615	-	-	258,516	292,000	-	$721,131
Total	$504,335	$198,247	$125,000	$403,959	$460,000	$-	$1,691,541

FIXED OR HEDGED INTEREST RATE MATURITIES

							Average
	Fixed	Interest	Total		Interest	Total	Years to
	Rate	Rate	Fixed Rate	Contract	Rate	Fixed or	Rate
Maturity	Debt	Swaps	Balances	Rate	Caps	Hedged	Maturity
2013	$-	$65,000	$65,000	5.2%	$-	$65,000
2014	34,876	144,000	178,876	5.1%	59,532	$238,408
2015	35,187	75,000	110,187	5.6%	55,200	$165,387
2016	-	-	-	0.0%	89,280	$89,280
2017	128,180	150,000	278,180	2.7%	65,813	$343,993
Thereafter	550,516	-	550,516	4.7%	32,926	$583,442
Total	$748,759	$434,000	$1,182,759	4.4%	$302,751	$1,485,510	4.5

MAA	July 31, 2013	Supplemental Data S-10
JOINT VENTURE OPERATIONS
Dollars in thousands

OPERATING DATA (MAA'S PRO-RATA SHARE)

	Three Months Ended,		Six Months Ended,
	June 30,		June 30,
	2013	2012	2013	2012
Property revenues	$1,224	$1,674	$2,744	$3,826
Property operating expenses	561	832	1,228	1,869
Net Operating Income	663	842	1,516	1,957

Interest expense	315	439	713	997
Depreciation and amortization	282	442	664	1,000
Other	19	28	38	58
Total Other Expenses	616	909	1,415	2,055
Gain (loss) from real estate joint ventures	$47	$(67)	$101	$(98)

BALANCE SHEET DATA

	June 30,	December 31,
	2013	2012
Gross real estate assets	$86,299	$149,790
Accumulated depreciation	(7,813)	(17,354)
Real estate assets, net	78,486	132,436
Other assets	5,060	7,266
Total assets	83,546	139,702

Notes payable	69,249	106,081
Other liabilities	4,444	6,208
Total liabilities	73,693	112,289

Member's equity	9,853	27,413
Total liabilities and member's equity	$83,546	$139,702

MAA's investment in real estate joint venture	$3,178	$4,837
MAA's pro-rata share of joint venture debt	$23,081	$35,357
MAA's pro-rata share of joint venture gross real estate assets	$28,763	$49,925
Percent of MAA wholly owned gross real estate assets	1%	1%

COMMUNITY DATA (as of end of period)

	June 30,	December 31,
	2013	2012
Number of communities	4	6
Number of units	1,156	1,782

MAA	July 31, 2013	Supplemental Data S-11
2013 GUIDANCE
Excluding merger related expenses

Updated
Full Year
2013 Guidance

Results:
FFO per Share - diluted	$4.83 to $5.03
Midpoint	$4.93
AFFO per Share - diluted	$4.21 to $4.41

Same Store Communities:
Number of Units	41,682
Property Revenue Growth	4% to 5%
Property Operating Expense Growth	3% to 4%
Property NOI Growth	4% to 6%
Real Estate Tax Expense Growth	6% to 7%
Physical Occupancy	95% to 96%

Transaction/Investment Volume:
Acquisition Volume (wholly-owned)	$225 to $275 million
Acqusition Expenses	$1.5 to $2.0 million
Disposition Volume (wholly-owned)	$140 to $150 million
Development Investment	$40 to $50 million

Debt:
Average Interest Rate	3.7% to 3.9%
Capitalized Interest	$1.5 to $2.0 million
Leverage (Total Net Debt/Total Gross Assets)	43% to 45%
Unencumbered Asset Pool (Percent of Total Gross Assets)	58% to 60%

Corporate Expenses:
General and administrative and property management expenses	$36 to $37 million

MAA provides guidance on FFO per Share but does not forecast net income available for common shareholders per diluted share. It is not possible to reasonably predict the timing and certainty of acquisitions and dispositions that would materially affect depreciation, capital gains or losses and net income attributable to noncontrolling interests or to forecast extraordinary items, which, combined, generally represent the difference between net income available for common shareholders and FFO.